SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 30, 2003

(Date of earliest event reported)

Pittsburgh Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-27522	25-1772349

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Village Run Road, Wexford, Pennsylvania	15090

(Address of principal executive offices)	(Zip Code)

(724) 933-4509

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated July 30, 2003

Item 12.    Results of Operations and Financial Condition

     On July 30, 2003, Pittsburgh Financial Corp. issued a press release announcing its results of operations for the quarter and nine months ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITTSBURGH FINANCIAL CORP.

	By:	/s/ J. Ardie Dillen
		Name:	J. Ardie Dillen
		Title:	Chairman of the Board, President and Chief Executive Officer

Date: July 30, 2003

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